UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2012

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.	Results of Operations and Financial Condition

On February 6, 2012, Parkway issued a press release regarding its results of operations for the quarter ended December 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

On February 7, 2012, Parkway will hold its earnings conference call for the quarter ended December 31, 2011, at 11:00 a.m. Eastern Time.

The information furnished to the SEC pursuant to this item is furnished in connection with the public release of information in the press release on February 6, 2012 and on the Company's February 7, 2012 earnings conference call.

The information set forth in Items 2.02, 7.01 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Parkway Properties, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01.	Regulation FD Disclosure

During the conference call on February 7, 2012 referenced in Item 2.02 above, management will discuss the results of its recent evaluation of the Company’s strategic plan, including its markets, assets, and operational focus, as well as outline the Company’s long-term strategic objectives. An investor presentation, which includes a discussion of strategy, will be posted to the Company’s website following the conference call.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of the Company dated February 6, 2012, announcing the results of operations of the Company for the quarter ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2012

PARKWAY PROPERTIES, INC.

By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and Chief Accounting Officer

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